EXHIBIT 10.1

Subscription Agreement

This Subscription Agreement (this “Agreement”) is made as of April 1, 2025, by and between the Yoko Miyashita (the “Subscriber”) and Leafly Holdings, Inc., a Delaware corporation (the “Company”).

Recitals

Whereas, the Company desires to sell to the Subscriber, and the Subscriber desires to purchase from the Company, one (1) share of Series A Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), for the purchase price of $100.00 (the “Purchase Price”); and

Whereas, the Series A Preferred Stock shall have the rights, preferences, privileges, qualifications, limitations and restrictions set forth in the Certificate of Designation of Series A Preferred Stock (the “Series A COD”), substantially in the form attached hereto as Exhibit A, which shall be filed by the Company with the Secretary of State of the State of Delaware prior to the Closing (as defined below).

Now, Therefore, in consideration of the foregoing premises and the respective representations and warranties, covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the Company and the Subscriber agree as follows:

Article I: Sale and Purchase

2.1
Upon the terms and subject to the conditions herein contained, the Company agrees to sell to the Subscriber, and the Subscriber agrees to purchase from the Company, at the Closing, one (1) share of Series A Preferred Stock for the Purchase Price. The sale and purchase of the share of Series A Preferred Stock pursuant to this Agreement is referred to herein as the “Series A Subscription.”

2.2
At or prior to the Closing, the Subscriber will pay the Purchase Price by check or money order payable to the Company.

2.3
Subject to the satisfaction of each of the conditions set forth in Article IV and Article V hereof (to the extent not waived in accordance therewith), the closing of the Series A Subscription (the “Closing”) shall take place remotely on April 1, 2025 via the exchange of documents and signatures (the date on which such Closing occurs is hereinafter referred to as the “Closing Date”).

Article II: Covenants, Representations and Warranties of the Subscriber

The Subscriber hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof, to the Company. All such covenants, representations and warranties shall survive the Closing.

2.1
Power and Authorization. The Subscriber has the power, authority and capacity to execute and deliver this Agreement, to perform his obligations hereunder, and to consummate the Series A Subscription contemplated hereby.

2.2
Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and the consummation of the Series A Subscription will not materially violate, conflict with or result in a breach of or default under (i) any agreement or instrument to which the Subscriber is a party or by which the Subscriber or any of his assets are bound, or (ii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Subscriber.

EXHIBIT 10.1

2.3
Accredited Investor. The Subscriber is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and is acquiring the Series A Preferred Stock hereunder for investment for his own account and not with a view to, or for resale in connection with, any distribution thereof in a manner that would violate the registration requirements of the Securities Act. Subscriber is able (i) to bear the economic risk of its investment in the Company, (ii) to hold the Series A Preferred Stock for an indefinite period of time, and (iii) presently and, based on existing conditions, hereafter to afford a complete loss of such investments. In making its decision to invest in the Company, Subscriber has relied solely upon independent investigations made by it and by its own professional financial and other advisors. Subscriber has been given the opportunity to obtain information and to examine all documents relating to the Company, and to ask questions of, and to receive answers from, the Company or any persons acting on their behalf concerning the Company and the terms and conditions of this investment, and to obtain any additional information it desires to verify the accuracy of any information previously furnished. All such questions have been answered to Subscriber’s full satisfaction, and all information and documents, records and books pertaining to this investment which it has requested have been made available to it.

2.4
No Public Market. The Subscriber acknowledges and agrees that no public market exists (and it is likely that none will ever exist) for the Series A Preferred Stock and the share of Series A Preferred Stock is subject to transfer restrictions as set forth in the Series A COD.

2.5
Information About the Company. The Subscriber acknowledges that the Company has limited revenue and that its financial projections and future are purely speculative. Subscriber has had an opportunity to ask questions of, and receive answers from, the Company concerning the business, management, and financial and compliance affairs of the Company and the terms and conditions of the purchase of the Series A Preferred Stock contemplated hereby. Subscriber has had an opportunity to obtain, and has received, any additional information deemed necessary by the Subscriber to verify such information in order to form a decision concerning an investment in the Company, and has been advised to seek legal counsel and financial and tax advice concerning the Subscriber’s investment in the Company hereunder.

2.6
Transfer Restrictions. The Subscriber acknowledges and agrees as follows:

(a)
The Series A Preferred Stock has not been registered for sale under the Securities Act, in reliance on Section 4(a)(2) of the Securities Act; the Company does not currently intend to register the Series A Preferred Stock under the Securities Act at any time in the future.

(b)
The Subscriber covenants, represents and warrants that the Series A Preferred Stock are being purchased for Subscriber’s own personal account and for Subscriber’s individual investment and without the intention of reselling or redistributing the same, and that the Subscriber has made no agreement with others regarding the Series A Preferred Stock.

(c)
The Subscriber understands that there are substantial restrictions on the transferability of the Series A Preferred Stock and that the book-entry certificate representing the Series A Preferred Stock will bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY

EXHIBIT 10.1

SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED HEREBY ARE ALSO SUBJECT TO TRANSFER RESTRICTIONS AS SET FORTH IN THE CERTIFICATE OF DESIGNATION OF SERIES A PREFERRED STOCK.

OTHER THAN FOR A REDEMPTION PURSUANT TO AND IN ACCORDANCE WITH SECTION 6, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED AT ANY TIME WITHOUT THE PRIOR WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF THE CORPORATION.

Article III: Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof, to the Subscriber. All such covenants, representations and warranties shall survive the Closing.

3.1
Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Series A Subscription contemplated hereby.

3.2
Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. The issuance of the Series A Preferred Stock has been duly authorized by the Company. This Agreement, the issuance of the Series A Preferred Stock and consummation of the Series A Subscription will not violate, conflict with or result in a breach of or default under (a) the certificate of incorporation, bylaws or other organizational documents of the Company, (b) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (c) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company.

3.3
Securities Law Matters. Assuming the accuracy of the Subscriber’s representations and warranties hereunder, the Series A Preferred Stock issued pursuant to the Series A Subscription will be, to the knowledge of the Company, (a) exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act, and (b) issued in compliance with all applicable state and federal laws concerning the issuance of the Series A Preferred Stock.

3.4
Validity of the Series A Preferred Stock. The share of Series A Preferred Stock to be issued pursuant to this Agreement at the Closing (a) has been duly authorized by the Company and, upon its issuance pursuant to the Series A Subscription in accordance with the terms of this Agreement, the Series A Preferred Stock will be validly issued, fully paid and non-assessable and (b) will not, as of the date of issuance, be subject to any preemptive, participation, rights of first refusal or other similar rights.

Article IV: Conditions to Company’s Obligations at Closing

The Company’s obligation to complete the Series A Subscription and deliver the Series A Preferred Stock to the Subscriber in exchange for the Purchase Price shall be subject to the following conditions to the extent not waived by the Company:

4.1
Representation and Warranties. The representations and warranties made by the Subscriber in Article II hereof shall be true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality, in which case, such representation and

EXHIBIT 10.1

warranty shall be true and correct in all respects as so qualified) as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date.

4.2
Performance. The Subscriber shall have performed in all material respects all obligations and covenants herein required to be performed by it at or prior to the Closing.

Article V: Conditions to Subscriber’s Obligations at Closing

The Subscriber’s obligation to deliver the Purchase Price and accept delivery of the Series A Preferred Stock and to effect the Series A Subscription shall be subject to the following conditions to the extent not waived by the Subscriber:

5.1
Representations and Warranties. The representations and warranties made by the Company in Article III hereof shall be true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality, in which case, such representation and warranty shall be true and correct in all respects as so qualified) as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date.

5.2
Performance. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it at or prior to the Closing.

5.3
Certificate of Designation. The Company shall have filed the Series A COD with the Secretary of State of the State of Delaware, and the Series A COD shall remain in full force and effect as of the Closing.

Article VI: Voting Agreement

6.1
Voting Agreement. Subscriber hereby covenants and agrees to vote the share of Series A Preferred Stock (which shall have 100,000,000 votes) on any Reverse Stock Split Proposal (as defined in the Series A COD) for or against each such proposal in the same proportion as shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), are voted (excluding any shares of Common Stock that are not voted, whether due to abstentions, broker non-votes or otherwise) on such proposal; provided, however, that unless and until at least one-third of the outstanding shares of Common Stock on the record date set for the meeting of stockholders at which the Reverse Stock Split Proposal is presented are present in person, by remote communication, if applicable, or by proxy at such meeting, the Subscriber will not vote the share of Series A Preferred Stock on such Reverse Stock Split Proposal.

Article VII: Miscellaneous

7.1
Entire Agreement. This Agreement, and any other documents and agreements executed in connection with this Agreement or the Series A Subscription, including the Series A COD, constitute the entire agreement and understanding of the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any emails or draft documents. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Company and the Subscriber and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights hereunder may be assigned without the prior written consent of the other party to this Agreement, and any attempted assignment of this Agreement or any of such rights without such consent shall be void and of no effect.

7.2
Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties to this Agreement.

EXHIBIT 10.1

7.3
Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. No party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against any party.

7.4
Costs and Expenses. The Company shall pay all costs and expenses incurred by it and the Subscriber in connection with the negotiation, preparation, execution and performance of this Agreement, including, but not limited to, attorneys’ fees.

7.5
Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or Exhibit A, as applicable, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 7.5.

7.6
Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of Delaware, without reference to its choice of law rules to the extent they would direct any matter hereunder to (or apply the laws of) any other jurisdiction.

7.7
Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

7.8
Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, the Uniform Electronic Transactions Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature pages follow]

EXHIBIT 10.1

In Witness Whereof, the undersigned has executed, or caused to be executed on its behalf by an agent there unto duly authorized, this Subscription Agreement as of the date first above written.

Leafly Holdings, Inc.

By:	/s/ Peter Lee
Name:	Peter Lee
Title:	President and Chief Operating Officer

Address:	113 Cherry Street, PMB 88154 Seattle, Washington 98104

Subscriber:

/s/ Yoko Miyashita
Name: Yoko Miyashita Address: 113 Cherry Street, PMB 88154 Seattle, Washington 98104

EXHIBIT 10.1

Exhibit A

Certificate of Designation of

Series A Preferred Stock